Investments - Schedule of Investments (Details) - USD ($)	Mar. 31, 2026	Sep. 30, 2025	Mar. 31, 2025	Sep. 30, 2024
Long-term investments:
Investments accounted for using the equity method	$ 11,323,147	$ 11,272,414
Investments without readily determinable FVs	6,579,388	6,375,140
Total long-term investments	17,902,535	17,647,554
Impairment loss of long-term equity investments	(6,579,388)	(6,643,439)
Total long-term investments, net	$ 11,323,147	$ 11,004,115	$ 14,274,167	$ 14,857,156